UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 29, 2020, A. H. Belo Corporation (the “Company”) filed a Form 12b-25 to extend the filing deadline for the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”).

On March 16, 2020, the Company filed a Current Report on Form 8-K, as amended on April 1, 2020 (the “March 16, 2020 Form 8-K”), incorporated herein by reference, to extend the deadline for the filing of the 2019 Form 10-K due to circumstances related to the coronavirus epidemic (“COVID-19”). The March 16, 2020 Form 8-K was filed pursuant to the Securities and Exchange Commission (the “SEC”) Order dated March 4, 2020 (Release No. 34-88318) under Section 36 of the Exchange Act Granting Exemptions from Specified Provisions of the Exchange Act and Certain Rules Thereunder, as superseded by SEC Order Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (together, the “Order”). Under the Order, the original due date of the 2019 Form 10-K was extended to April 30, 2020. The Form 12b-25 will provide the Company with an additional 15 days, or until May 15, 2020, to file its 2019 Form 10-K. The Company currently expects to file the 2019 Form 10-K on or before May 7, 2020.

On April 6, 2020, the SEC issued guidance on the incorporation by reference of information required by Part III of Form 10-K into an annual report in reliance on General Instruction G(3) of Form 10-K. In light of the impact of the factors described in the March 16, 2020 Form 8-K, the Company will be unable to file the information required by Part III of Form 10-K by April 29, 2020, which is 120 days after the Company’s most recent fiscal year end. In reliance on the Order and the SEC’s guidance, the Company is furnishing this Current Report on Form 8-K by the original filing deadline of the information required by Part III of Form 10-K in order to permit such information to be incorporated by reference into the 2019 Form 10-K from the Company’s definitive proxy statement to be filed no later than 45 days after April 29, 2020. The Company currently expects to file its definitive proxy statement for the June 2, 2020 annual meeting of shareholders at the same time it files its 2019 Form 10-K.

Because of the additional time required to finalize the 2019 Form 10-K, the Company also anticipates that it will need additional time to complete its Quarterly Report on Form 10-Q for the three-month period ending March 31, 2020 (the “1st Quarter 2020 Form 10-Q”). The Company expects to avail itself of an extension under the Order by filing a Form 8-K prior to the May 10, 2020 original due date for such 1st Quarter 2020 Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2020	A. H. BELO CORPORATION

	By:	/s/ Katy Murray
Katy Murray
Executive Vice President/Chief Financial Officer